UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 24, 2014

TIPTREE FINANCIAL INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 21st Floor New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 446-1400
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 24, 2014, Tiptree Financial Inc. (“Tiptree”), Tiptree Operating Company, LLC, a subsidiary of Tiptree (the “Operating Company”), and Reliance Holdings, LLC, a newly-formed direct, wholly-owned subsidiary of the Operating Company ( “Buyer”, and together with the Operating Company and Tiptree, the “Buyer Group”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Reliance First Capital, LLC (“Reliance”), and each equityholder of Reliance (the “Sellers”). Pursuant to the terms of the Purchase Agreement, Buyer will acquire (the “Acquisition”) all of the outstanding equity interests of Reliance. The transaction is subject to customary closing conditions including regulatory approval and is expected to close by the end of the third quarter of 2015.

At the closing of the Acquisition, Buyer will pay the Sellers for the equity interests of Reliance aggregate consideration equal to (i) $7,500,000 in cash and (ii) 1,625,500 shares of Class A Common Stock of Tiptree, subject to adjustments in respect of net working capital and indebtedness of Reliance. In addition, Buyer will pay the Sellers up to 2,000,000 additional shares of Class A Common Stock of Tiptree, to be paid annually over three years if Reliance achieves specified performance metrics after the closing of the Acquisition and in certain other circumstances.

Consummation of the Acquisition is subject to customary conditions, including without limitation: (i) receipt of required regulatory approvals; and (ii) the absence of any action by any governmental authority seeking to prohibit the consummation of the Acquisition. Moreover, each of Sellers’ and the Buyer Group’s obligation to consummate the Acquisition is subject to certain other conditions, including without limitation: (x) the accuracy of the other parties’ representations and warranties contained in the Purchase Agreement (subject to certain materiality qualifiers) and (y) the other parties’ compliance with its covenants and agreements contained in the Purchase Agreement in all material respects.

The parties have made customary representations and warranties and covenants in the Purchase Agreement. The parties have also agreed to mutually indemnify each other for breaches of representations and warranties and covenants, subject to certain limitations set forth in the Purchase Agreement.

The representations and warranties of the Sellers contained in the Purchase Agreement have been made solely for the benefit of the Buyer Group. In addition, such representations and warranties (i) have been made only for purposes of the Purchase Agreement, (ii) have been qualified by confidential disclosures made to the Buyer Group in connection with the Purchase Agreement, (iii) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (v) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Purchase Agreement will be filed only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding Reliance or its business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Reliance. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in our public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Reliance that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that Tiptree has filed and may file with the Securities and Exchange Commission.

A copy of the press release announcing the execution of the Purchase Agreement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference. The information in Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 3.02	Sale of Unregistered Securities.

The information set forth in Item 1.01 is hereby incorporated by reference in this Item 3.02. Tiptree will issue the shares of Class A Common Stock to the Sellers in reliance on the exemption from registration provided under Section 4(a)(2) of the Securities Act.

Forward-Looking Statements

This report contains “forward-looking statements” which involve risks, uncertainties and contingencies, many of which are beyond Tiptree’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this release that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “should,” “target,” “will,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about Tiptree’s plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond Tiptree’s control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Tiptree’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K, and as described in Tiptree’s other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this report. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of Tiptree’s forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, Tiptree’s actual performance could be materially different from the results described or anticipated by its forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, Tiptree undertakes no obligation to update any forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d) List of Exhibits:

99.1	Tiptree Financial Inc. press release, dated November 24, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE FINANCIAL INC.

Date: November 24, 2014	By:	/s/ Geoffrey Kauffman
Name: Geoffrey Kauffman
Title: President and Chief Executive Officer